UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 22, 2021

FINTECH ACQUISITION CORP. IV

(Exact name of Registrant as specified in its charter)

Delaware	001-39558	84-1770732
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2929 Arch Street, Suite 1703 Philadelphia, PA		19104
(Address of principal executive offices)		(Zip Code)

(215) 701-9555

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	FTIVU	Nasdaq Capital Market
Class A common stock, par value $0.0001 per share	FTIV	Nasdaq Capital Market
Warrants, each whole warrant exercisable for one share of Class A common stock	FTIVW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by FinTech Acquisition Corp. IV, a Delaware corporation (the “Company” or “FTIV”), on December 29, 2020, the Company announced that it entered into a Business Combination Agreement (the “Business Combination Agreement”), dated as of December 29, 2020, by and among the Company, FinTech Investor Holdings IV, LLC, a Delaware limited liability company, Fintech Masala Advisors, LLC, a Delaware limited liability company, PWP Holdings LP, a Delaware limited partnership (“PWP”), PWP GP LLC, a Delaware limited liability company and the general partner of PWP, PWP Professional Partners LP, a Delaware limited partnership and a limited partner of PWP (“Professionals”), and Perella Weinberg Partners LLC, a Delaware limited liability company and the general partner of Professionals, pursuant to which, among other things, the Company will acquire interests in PWP, which will become jointly-owned by the Company, Professionals, and certain existing partners of PWP and following the closing of the transactions contemplated by the Business Combination Agreement (“the Closing”) will serve as the Company’s operating partnership as part of an umbrella limited partnership C-corporation (Up-C) structure (collectively with the other transactions contemplated by the Business Combination Agreement, the “Business Combination”).

On June 22, 2021, FTIV held a special meeting of stockholders (the “Special Meeting”) via remote communication to vote on the following proposals: (1) a proposal to approve the Business Combination and adopt the Business Combination Agreement (the “Business Combination Proposal”); (2) a proposal to approve (i) for purposes of complying with Nasdaq Listing Rules 5635(a) and (b), the issuance of more than 20% of the Company’s issued and outstanding common stock and the resulting change of control in connection with the Business Combination, and (ii) for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of 12,500,000 shares of common stock in connection with the PIPE Investment, subject to an increase to up to 14,850,000 shares, upon the completion of the Business Combination (the “Nasdaq Proposal”), (3) a proposal to approve proposed amendments to the Company’s Amended and Restated Certificate of Incorporation (the “Existing Certificate of Incorporation”) to create an additional class of directors so that there will be three classes of directors with staggered terms of office, and make certain related changes (the “Charter Classified Board Proposal”), (4) a proposal to approve proposed amendments to the Existing Certificate of Incorporation (subject to the terms and provisions of the Stockholders Agreement) to provide that certain transactions are not “corporate opportunities” and that the partners, principals, directors, officers, members, managers, employees, consultants, independent contractors and/or other service providers of PWP Professional Partners LP or any of its subsidiaries, Perella Weinberg Partners LLC or any of its subsidiaries, FinTech Investor Holdings IV, LLC, FinTech Masala Advisors, LLC (the “Ownership Group”) and their affiliates are not subject to the doctrine of corporate opportunity, in each case, to the fullest extent permitted by law (the “Charter Corporate Opportunity Proposal”), (5) a proposal to approve proposed amendments to the Existing Certificate of Incorporation to increase the number of authorized shares of the Company’s capital stock (the “Authorized Capital Stock Proposal”), (6) a proposal to approve proposed amendments to the Existing Certificate of Incorporation to create additional classes of the Company’s common stock to be designated as Class B-1 common stock, having 10 votes per share, and Class B-2 common stock, having 1 vote per share (the “Class B Stock Proposal”), (7) a proposal to approve proposed amendments to the Existing Certificate of Incorporation to provide for additional changes, principally including changing its name from “FinTech Acquisition Corp.” to “Perella Weinberg Partners” and remove provisions applicable only to special purpose acquisition companies (the “Charter Additional Amendments Proposal”), (8) a proposal to elect three directors to serve on the board of directors of the Company as Class I directors until the earlier of the closing of the Business Combination and the 2022 annual meeting of stockholders, and until their respective successors are duly elected and qualified or until their earlier resignation, removal or death (the “Existing Director Election Proposal”), (9) a proposal to elect three Class I directors, three Class II directors, and three Class III directors to serve, effective as of, and contingent upon, the Closing, on the Company’s board of directors until the 2022, 2023 and 2024 annual meetings of stockholders, respectively, and until their respective successors are duly elected and qualified, or until their earlier resignation, removal or death (the “Business Combination Director Election Proposal”), (10) a proposal to approve the Perella Weinberg Partners 2021 Omnibus Incentive Plan (the “Incentive Plan”), including the authorization of the initial share reserve under the Incentive Plan (the “Incentive Plan Proposal”), (11) a proposal to approve the French Sub-Plan under the Incentive Plan (the “French Sub-Plan Proposal”) and (12) a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or for any other reason in connection with, the approval of one or more of the other proposals at the Special Meeting (the “Adjournment Proposal”).

The Adjournment Proposal was not presented at the Special Meeting because there were enough votes to approve each of the other proposals at the Special Meeting.

Set forth below are the final voting results for each of the matters submitted to a vote of the stockholders of FTIV at the Special Meeting.

The Business Combination Proposal. A proposal to approve the Business Combination and adopt the Business Combination Agreement:

For	Against	Abstain	Broker Non-Votes
24,946,240	152	228	0

The Nasdaq Proposal. A proposal to approve (i) for purposes of complying with Nasdaq Listing Rules 5635(a) and (b), the issuance of more than 20% of the Company’s issued and outstanding common stock and the resulting change of control in connection with the Business Combination; and (ii) for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of 12,500,000 shares of common stock in connection with the PIPE Investment, subject to an increase to up to 14,850,000 shares, upon the completion of the Business Combination:

For	Against	Abstain	Broker Non-Votes
24,942,878	3,376	366	0

The Charter Classified Board Proposal. A proposal to approve proposed amendments to the Existing Certificate of Incorporation to create an additional class of directors so that there will be three classes of directors with staggered terms of office, and make certain related changes:

For	Against	Abstain	Broker Non-Votes
22,809,536	2,136,806	278	0

The Charter Corporate Opportunity Proposal. A proposal to approve proposed amendments to the Existing Certificate of Incorporation to provide that certain transactions are not “corporate opportunities” and that the Ownership Group and their affiliates are not subject to the doctrine of corporate opportunity, in each case, to the fullest extent permitted by law:

For	Against	Abstain	Broker Non-Votes
22,983,288	1,963,054	278	0

Authorized Capital Stock Proposal. A proposal to approve proposed amendments to the Existing Certificate of Incorporation to increase the number of authorized shares of the Company’s capital stock:

For	Against	Abstain	Broker Non-Votes
23,039,335	1,906,889	396	0

The Class B Stock Proposal. A proposal to approve proposed amendments to the Existing Certificate of Incorporation to create additional classes of the Company’s common stock to be designated as Class B-1 common stock, having 10 votes per share, and Class B-2 common stock, having 1 vote per share:

For	Against	Abstain	Broker Non-Votes
22,793,624	2,151,618	1,378	0

The Charter Additional Amendments Proposal. A proposal to approve proposed amendments to the Existing Certificate of Incorporation to provide for additional changes, principally including changing the Company’s name from “FinTech Acquisition Corp. IV” to “Perella Weinberg Partners” and removing provisions applicable to special purpose acquisition companies:

For	Against	Abstain	Broker Non-Votes
24,945,620	772	228	0

The Existing Director Election Proposal. A proposal to elect the following directors to serve on the Company’s board of directors as Class I directors under the Existing Certificate of Incorporation until the earlier of the Closing and the 2022 annual meeting of stockholders, and until their respective successors are duly elected and qualified or until their earlier resignation, removal or death:

Director	For	Withheld	Broker Non-Votes
Betsy Z. Cohen	23,002,071	1,944,549	0
Brittain Ezzes	23,003,086	1,943,534	0
Madelyn Antoncic	23,003,036	1,943,584	0

The Business Combination Director Election Proposal. A proposal to elect three Class I directors, three Class II directors, and three Class III directors to serve, effective as of, and contingent upon, the Closing, on the Company’s board of directors until the 2022, 2023 and 2024 annual meetings of stockholders, respectively, and until their respective successors are duly elected and qualified, or until their earlier resignation, removal or death:

Director	For	Withheld	Broker Non-Votes
Class I – 2022 Annual Meeting of Stockholders
Joseph R. Perella	22,826,616	2,120,004	0
Ivan G. Seidenberg	24,733,702	212,918	0
Daniel G. Cohen	22,362,197	2,584,423	0
Class II – 2023 Annual Meeting of Stockholders
Jorma Ollila	24,715,466	231,154	0
Robert K. Steel	22,826,616	2,120,004	0
Andrew Bednar	22,826,616	2,120,004	0
Class III – 2024 Annual Meeting of Stockholders
Peter A. Weinberg	22,861,274	2,085,346	0
Jane C. Sherburne	24,734,697	211,923	0
Dietrich Becker	22,825,616	2,121,004	0

The Incentive Plan Proposal. A proposal to adopt the Perella Weinberg Partners 2021 Omnibus Incentive Plan, including the authorization of the initial share reserve thereunder:

For	Against	Abstain	Broker Non-Votes
21,880,359	3,063,393	2,868	0

The French Sub-Plan Proposal. A proposal to adopt the French Sub-Plan under the Incentive Plan:

For	Against	Abstain	Broker Non-Votes
23,780,763	1,162,178	3,679	0

Item 7.01	Regulation FD Disclosure

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings.

On June 22, 2021, the Company issued a press release announcing the approval of the Business Combination and other related proposals by the Company’s stockholders. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated as of June 22, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 22, 2021	FinTech Acquisition Corp. IV

/s/ James J. McEntee, III
Name: James J. McEntee, III
Title: President